UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Amendment No. 1

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DELTA AIR LINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DELTA AIR LINES, INC. 1030 DELTA BOULEVARD DEPARTMENT 829 ATLANTA, GA 30320

You may submit your proxy or voting instructions, as applicable, using the Internet, telephone or U.S. mail. Participants in the Delta Pilots Savings Plan and holders of unvested restricted stock may submit their voting instructions on this proxy card.

To use the Internet, go to www.proxyvote.com. To use the telephone, use a touch-tone telephone and call 1-800-690-6903. Have your proxy card in hand when you access the website or call and follow the instructions. You will need your 12 digit Control Number, which is located on this proxy card.

If you mail your proxy card, mark, sign and date your card and return it in the postage-paid envelope, or send it to: For registered stockholders and holders of unvested restricted common stock - Delta Air Lines, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For Delta Pilots Savings Plan participants - Fidelity Management Trust Company c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTING DEADLINES

Delta Pilots Savings Plan Participants: To submit your instructions using the Internet or telephone, you must do so before 5:00 p.m. Eastern Daylight Time (EDT) on Friday, May 30, 2008. If you mail your proxy card, it must be received by the Trustee by that time.

Registered Stockholders and Holders of Unvested Restricted Stock: To submit your instructions using the Internet or telephone, you must do so before 5:00 p.m. EDT on Monday June 2, 2008. If you mail your proxy card it must be received by Broadridge by that time.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

Delta encourages stockholders to sign up to receive proxy materials electronically in the future. Using electronic communication significantly reduces our printing and postage costs, and helps protect the environment. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive stockholder communications electronically in the future.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	DLTAR1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELTA AIR LINES, INC.

1.	DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.
	Election of Nominees for Director:	For	Against	Abstain			For	Against	Abstain

	01) Richard H. Anderson	☐	☐	☐		07) Victor L. Lund	☐	☐	☐

	02) John S. Brinzo	☐	☐	☐		08) Walter E. Massey	☐	☐	☐

	03) Daniel A. Carp	☐	☐	☐		09) Paula Rosput Reynolds	☐	☐	☐

	04) Eugene I. Davis	☐	☐	☐		10) Kenneth C. Rogers	☐	☐	☐

	05) Richard Karl Goeltz	☐	☐	☐		11) Kenneth B. Woodrow	☐	☐	☐

	06) David R. Goode	☐	☐	☐	2.	DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2

						To ratify the appointment of Ernst & Young LLP as Delta’s independent auditors for the year ending December 31, 2008.	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.				☐
		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. Check the box to the right if you want to receive a complete set of future proxy materials by mail, at no cost to you. If you do not take action you may receive only a Notice.

☐

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K for the Year Ended December 31, 2007 are available at www.proxyvote.com.

DELTA AIR LINES, INC.

I hereby appoint Richard H. Anderson, Daniel A. Carp and David R. Goode, and each of them, as proxies with full power of substitution, for and in my name, to vote all shares of common stock of Delta Air Lines, Inc. owned by me which I would be entitled to personally vote on all matters which may properly come before the 2008 Annual Meeting of Stockholders of Delta to be held at AXA Equitable Auditorium, 787 Seventh Avenue, New York, New York 10019 on Tuesday, June 3, 2008 at 8:30 a.m. EDT, or any adjournment of the meeting.

The proxies shall vote subject to the directions indicated on the reverse side of this Proxy Card, and the proxies are authorized to vote in their discretion upon other business as may properly come before the annual meeting or any adjournment of the meeting. The proxies will vote as the Board of Directors recommends where a choice is not specified. The proxies cannot vote these shares unless you sign, date and return this Proxy Card or vote by the Internet or telephone.

If I am the holder of unvested restricted common stock granted under Delta’s 2007 Performance Compensation Plan, I hereby instruct the administrator of the 2007 Performance Compensation Plan, to vote the shares of unvested restricted common stock granted to me at the annual meeting, as indicated on the reverse side of this card. I understand that the administrator of the 2007 Performance Compensation Plan will not vote the shares of unvested restricted common stock granted to me if I do not submit voting instructions before 5:00 p.m. EDT on Monday June 2, 2008.

If I am a participant in the Delta Pilots Savings Plan (Pilot Plan), I hereby instruct Fidelity Management Trust Company, as Trustee (Trustee), to vote the shares of Delta common stock attributable to my Pilot Plan account at the annual meeting, as indicated on the reverse side of this card. These instructions shall be confidential. I understand that the Trustee will not vote shares attributable to my Pilot Plan account if the Trustee does not receive voting instructions from me before 5:00 p.m. EDT on Friday May 30, 2008.

I acknowledge receipt of Delta’s Notice of Annual Meeting of Stockholders, dated April 24, 2008, proxy statement and Annual Report on Form 10-K for the Year Ended December 31, 2007.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)